Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
NOTE 18. COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Company is at times subject to pending and threatened legal actions, some for which the relief or damages sought may be substantial. Although the Company is not able to predict the outcome of such actions, after reviewing all pending and threatened actions with counsel and based on information currently available, management believes that the outcome of such actions
, individually or in the aggregate, will not have a material adverse effect on results of operations or financial position. However, it is possible that the ultimate resolution of such matters, if unfavorable, may be material to results of operations in a particular future period as the time and amount of any resolution of such actions and its relationship to the future results of operations are not currently known.
Liabilities are established for pending legal claims only when losses associated with the claims are judged to be probable, and the loss can be reasonably estimated. In many lawsuits and arbitration, it is not considered probable that a liability has been incurred or not possible to estimate the ultimate or minimum amount of that liability until the case is close to resolution, in which case no liability would be recognized until that time.
Guarantees and Product Warranties
In the ordinary course of business with customers, vendors and others, the Company issues standby letters of credit, performance bonds, surety bonds and other guarantees. These financial instruments, which totaled approximately $20.0 million at December 31, 2023, represent guarantees of future performance. The Company also has provided approximately $6.1 million of bank guarantees and letters of credit to secure a portion of its existing financial obligations. The majority of these financial instruments expire within one year; the Company expects to replace them through the issuance of new or the extension of existing letters of credit and surety bonds.
In some instances, the Company guarantees its customers’ financing arrangements. The Company is responsible for payment of any unpaid amounts but will receive indemnification from third parties for eighty-five
percent of the contract values. In addition, the Company generally retains recourse to the equipment sold. As of December 31, 2023, the gross value of such arrangements was $2.1 million, of which the Company’s net exposure under such guarantees was $0.4 million.

The Company provides warranties of various lengths and terms to certain customers based on standard terms and conditions and negotiated agreements. The Company provides for the estimated cost of warranties at the time revenue is recognized for products where reliable, historical experience of warranty claims and costs exists. The Company also provides a warranty liability when additional specific obligations are identified. The warranty obligation reflected in other current liabilities in the Consolidated Balance Sheets is based on historical experience by product and considers failure rates and the related costs in correcting a product failure. Warranty cost and accrual information were as follows:

(In millions)	2023	2022	2021
Balance at beginning of the year	$10.8	$9.4	$8.1
Expenses for new warranties	9.9	9.5	8.6
Adjustments to existing accruals	(0.2)	(0.6)	(0.7)
Claims paid	(10.8)	(8.4)	(6.6)
Added through acquisition	—	1.3	0.3
Translation	0.2	(0.4)	(0.3)

Balance at end of year	$9.9	$10.8	$9.4